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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 22, 2002
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                             GENESEE & WYOMING INC.
               (Exact Name of Registrant as Specified in Charter)

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          Delaware                      0-20847                  06-0984624
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)


          66 Field Point Road                        06830
         Greenwich, Connecticut
(Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code (203) 629-3722
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Item 5.  Other Events

         On February 22, 2002, Genesee & Wyoming Inc. (GWI), a Delaware corporation, completed the merger of ETR Acquisition Corporation (ETR), a Delaware corporation and a wholly owned subsidiary of GWI, with and into Emons Transportation Group, Inc. (ETG), a Delaware corporation, resulting in ETG becoming a wholly owned subsidiary of GWI.

         A copy of the press release issued by GWI, dated February 25, 2002, announcing the completion of the merger is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable
         (b)  Not applicable
         (c)  Exhibits

         99.1 Press Release of Genesee & Wyoming Inc., dated February 25, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENESEE & WYOMING INC.



                                           By: /s/  John C. Hellmann
                                               --------------------------------
                                           Name:  John C. Hellmann
                                           Title:  Chief Financial Officer

Dated:  February 26, 2002


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                                  EXHIBIT INDEX


   Exhibit No.                       Description
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   99.1        Press Release of Genesee & Wyoming Inc., dated February 25, 2002